UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 09, 2026

DISC MEDICINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 674-9274

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 9, 2026, Disc Medicine, Inc. (the “Company”) issued a press release announcing initial results from the RESTORE-PV Phase 2 clinical trial of DISC-3405 in patients with polycythemia vera ("PV"). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On September 9, 2026, the Company announced initial results from the RESTORE-PV clinical trial of DISC-3405 in patients with PV. The Phase 2, multi-center, open-label RESTORE-PV trial enrolled 40 adult participants with PV, including 20 participants in Cohort A and 20 participants in Cohort B. In the trial, following a 4- to 12-week observation, participants undergo a 12-week dose escalation, then receive DISC-3405 subcutaneously at 300 mg Q2 weeks (Cohort A) or Q4 weeks (Cohort B) for 20 weeks, followed by up to 20 additional weeks of treatment at these respective doses. At the time of the data cut, all 20 participants in Cohort A were dosed and n=13 patients completed 26 weeks of the study, and 18 of 20 participants in Cohort B were dosed. Efficacy data was announced for Cohort A and baseline and safety data were announced for Cohorts A and B. Across escalation and maintenance periods, results demonstrated:

•
Dose-proportional PK, elevation of hepcidin, reduction of serum iron, and increase in ferritin (Cohort A)
•
Control of hematocrit, with mean hematocrit maintained stably <45% through week 26 which led to initial improvement in symptom burden (Cohort A)
•
DISC-3405 significantly reduced phlebotomy events in Cohort A participants. For n=13 patients completing 26 weeks of study:
o
Mean total phlebotomy events significantly decreased from 4.0 in 26 weeks at baseline to 0.6 in 26 weeks post-Day 1 (p<0.0001)
o
61.5% of participants remained entirely phlebotomy-free post-baseline through 26 weeks
o
Of those who completed the first maintenance period (weeks 12-32, n=9), 77.8% of participants remained phlebotomy free during this period
•
DISC-3405 was generally well-tolerated with adverse events that are consistent with underlying disease and a low rate of injection site reactions which were mild and self-limited (Cohorts A and B)

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued by Disc Medicine, Inc. on September 9, 2026, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date:	September 10, 2026	By:	/s/ John Quisel, J.D., Ph.D.
Name: John Quisel, J.D., Ph.D. Title: President and Chief Executive Officer